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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             ---------------------
                                   FORM 8-K
                             ---------------------


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               OCTOBER 25, 2000
               Date of Report (Date of earliest event reported)



                           TRITON PCS HOLDINGS, INC.
              (Exact Name of Registrant as Specified in Charter)

            Delaware                    1-15325                  23-2974475
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                               1100 Cassatt Road
                          Berwyn, Pennsylvania 19312
         (Address of Principal Executive Offices, including Zip Code)


                                 (610)651-5900
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address if Changed Since Last Report.)


Item 5.   Other Events.

          On October 25, 2000, we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the third quarter ending September 30, 2000.


Item 7.   Financial Statements and Exhibits.

  (c) The following exhibit is filed with this report:

Exhibit Number        Description
--------------        -----------

   99.1               Text of Press Release dated October 25, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Triton PCS Holdings, Inc.
                              -------------------------



                              BY:  /s/ David D. Clark
                              -------------------------
                              David D. Clark
                              Senior Vice President and
                              Chief Financial Officer


                              Date:  November 1, 2000



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            EXHIBIT
-----------            -------

99.1                   Press Release dated October 25, 2000